EXHIBIT 99.9

SYNQUEST, INC.

SHAREHOLDERS AGREEMENT

          This Agreement, dated as of August 30, 2002, is entered into by and among SynQuest, Inc., a Georgia corporation (the “Company”), the persons and entities listed on Exhibit A hereto (individually, an “Investor” and collectively, the “Investors”). The Investors are sometimes referred to in this Agreement individually as a “Shareholder” and, collectively, as the “Shareholders.”

          WHEREAS, the Investors (i) currently own outstanding shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, (ii) are executing, concurrently herewith, the Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) pursuant to which certain Investors will purchase shares of the Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), of the Company, or (iii) will become holders of Common Stock or Series A Preferred Stock of the Company pursuant to either the Agreement and Plan of Merger by and among the Company, Ticket Acquisition Corp., a Delaware corporation, and Tilion, Inc., a Delaware corporation, dated August 30, 2002 (the “Tilion Merger”) or the Agreement and Plan of Merger by and among the Company and Viewlocity, Inc., a Delaware corporation, dated August 30, 2002 (the “Viewlocity Merger, and collectively with the Tilion Merger, the “Merger Agreements”);

          WHEREAS, certain of the Investors wish to provide for their continuing representation on the Board of Directors of the Company on and immediately following the Closing in the manner and upon the terms and conditions set forth below; and

          WHEREAS, the Company and certain of the Investors desire to provide for certain arrangements with respect to the right of first refusal on behalf of the Investors with respect to certain issuances of securities of the Company on and following the Closing.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of Series A Preferred Stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.      Voting of Shares.

                   (a)    In any and all elections of directors of the Company, whether at a meeting or by written consent in lieu of a meeting, each Shareholder shall vote or cause to be voted all Shares, as defined in Section 1(j) below, owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors of the Company at seven (7) and to elect to such board of directors:

(i) one (1) member designated by North Bridge, as defined in Section 8(j) hereof (the “North Bridge Designee”), who shall initially be William Geary, provided, however, that if North Bridge should at any time hold less than twenty-five percent

(25%) of the number of shares of Series A Preferred Stock that it held at the Closing, as defined in the Purchase Agreement, then such member shall be designated by a majority-in-interest of the holders of Series A Preferred Stock;

(ii) one (1) member designated by Battery, as defined in Section 8(j) hereof (the “Battery Designee”), who shall initially be Scott Tobin provided, however, that if Battery should at any time hold less than twenty-five percent (25%) of the number of shares of Series A Preferred Stock that it held at the Closing, then such member shall be designated by a majority-in-interest of the holders of Series A Preferred Stock (together with such member designated by holders of Series A Preferred Stock pursuant to clause (i) above, each a “Series A Designee”);

(iii) the Chief Executive Officer of the Company, who as of the Closing will be Jeff Simpson; and

(iv) four (4) members to be designated annually by a majority of the full board of directors then in office (each, a “Non-Investor Board Designee,” and, collectively, the “Non-Investor Board Designees”), each for a term of one year, and at least three (3) of whom shall be independent directors, as defined by applicable federal law and by the rules issued by any national securities exchange or automated quotation system on which securities issued by the Company are then listed. One Non-Investor Board Designee shall initially be Jim Wilson. None of the Non-Investor Board Designees shall be affiliated with any of the Investors.

                   (b)    Subject to Section 1(f) below, the Shareholders shall vote all of their Shares to cause the North Bridge Designee to be removed during his term in office when, and only when, they are so directed in writing by North Bridge, except to the extent that such designee becomes a Series A Designee.

                   (c)    Subject to Section 1(f) below, the Shareholders shall vote all of their Shares to cause the Battery Designee to be removed during his term in office when, and only when, they are so directed in writing by Battery, except to the extent that such designee becomes a Series A Designee.

                   (d)    Subject to Section 1(f) below, the Shareholders shall vote all of their Shares to cause any Series A Designee to be removed during his term in office when, and only when, they are so directed in writing by a majority-in-interest of the holders of Series A Preferred Stock.

                   (e)    Subject to Section 1(f) below, the Shareholders shall vote all of their Shares to cause any Non-Investor Board Designee to be removed during his term in office when, and only when, they are so directed in writing by a majority of the members of the board of directors, which majority shall include the North Bridge Designee, the Battery Designee and, if applicable, each Series A Designee.

                   (f)     Except as provided in subsections 1(b) through 1(e) hereof, no Shareholder shall vote his, her or its Shares for the removal of a director designated by another Shareholder, except for bad faith or willful misconduct.

                   (g)    To the extent permitted by applicable federal law and by the rules issued by any national securities exchange or automated quotation system on which securities issued by the Company are then listed, if so requested, the Company and the Shareholders will use their best efforts to cause the directors of the Company referenced above in Section 1(a) to cause and maintain the appointment of the North Bridge Designee and the Battery Designee to any audit committee and any compensation and/or option plan administration committee of the board of directors of the Company.

                   (h)    The Company shall cause the nomination for election to the board of directors of the designated representatives and shall call such meetings of shareholders as may be necessary to effect any such election.

                   (i)     For so long as securities issued by the Company are listed on the Nasdaq SmallCap Market, or on any other national securities exchange or automated quotation system, each party to this Agreement agrees to amend this Section 1 as may be necessary to add additional directors in order to conform the composition of the board of directors to the then effective rules issued by the Nasdaq SmallCap Market or other applicable national securities exchange or automated quotation system.

                   (j)     “Shares” shall mean and include any and all shares of Common Stock, Series A Preferred Stock and any other shares of capital stock of the Company, by whatever name called, which carry voting rights, including voting rights which arise by reason of default, and shall include any such shares of any of the foregoing now owned or subsequently acquired by a Shareholder, however acquired, including without limitation stock splits and stock dividends.

          2.      Self-Tenders. For a period of two years following the date of this Agreement, each Investor hereby agrees that if, upon the recommendation of the board of directors, the Company makes a tender offer for its outstanding shares of Common Stock using then existing funds of the Company or additional funds invested by the Investors in other equity securities of the Company, such Investor shall not tender any shares of Common Stock, including any shares of Common Stock issuable upon conversion of any Series A Preferred Stock, held by such Investor.

          3.      Right of First Refusal. Only Investors holding shares of Series A Preferred Stock or shares of Common Stock received pursuant to the Viewlocity Merger are entitled to the rights set forth in this Section 3 and any reference to Investors in this Section 3 shall be deemed to include only such Investors.

                   (a)    The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (A) any shares of its Common Stock, (B) any other equity securities of the Company, including, without limitation, shares of preferred stock, (C) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (D) any debt securities convertible into equity securities of the Company (collectively, the “Offered Securities”), unless in each such case the Company shall have first complied with this Section 3. The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any securities of any direct or indirect subsidiary.

(i) The Company shall deliver to each Investor entitled to rights under this Section 3 a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the “Offer”), which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Investor (A) such portion of the Offered Securities as is equal to (1) the total number or amount of the Offered Securities multiplied by (2) a fraction, the numerator of which is the aggregate number of shares of Common Stock held by such Investor and/or issuable upon conversion of the Series A Preferred Stock held by such Investor and the denominator of which is the total number of shares of Common Stock issued and outstanding and issuable upon conversion of the Series A Preferred Stock, each as adjusted for stock dividends, splits, reclassifications, recapitalizations or similar events (the “Basic Amount”), and (B) any additional portion of the Offered Securities attributable to the Basic Amount of other Investors as such Investor shall indicate it will purchase or acquire should any other Investors subscribe for less than its Basic Amount (the “Undersubscription Amount”).

(ii) If more than one Investor indicates that it wishes to purchase the Undersubscription Amount, or a portion thereof, and the Undersubscription Amount is not sufficient to allow all such Investors to purchase the amounts indicated, the Undersubscription Amount shall be allocated among the Investors who indicated an interest therein, pro rata based on such Investors’ relative Basic Amounts.

Each Investor shall have the right, for a period of fifteen (15) days following the delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number and amount of Offered Securities described above. For the purpose of determining both the numbers of shares each such Investor owns and the number of shares each Investor is entitled to purchase, each Investor shall be treated as one holder together with its affiliates, regardless of whether such affiliates currently own securities of the Company.

                   (b)    To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Investor’s Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Investor elects to purchase (the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts available for purchase, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount it subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amount subscribed for by the Investors exceeds the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount equal to its pro rata share as calculated in Section 3(a)(ii) above, subject to rounding by the board of directors to the extent it deems reasonably necessary.

                   (c)    The Company shall have ninety (90) days from the expiration of the period set forth in Section 3(b) above, except for any issuance, sale or exchange of such Offered Securities which would require the approval of the shareholders of the Company, in which case the Company shall have one hundred-twenty (120) days, to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only to the offerees or Investors described in the Offer and only upon terms and conditions, including, without limitation, unit prices and dividend rates, which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                   (d)    In the event the Company shall propose to sell less than all the Refused Securities, any such sale to be in the manner and on the terms specified in Section 3(c) above, then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 3(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange, including Offered Securities to be issued or sold to Investors pursuant to Section 3(b) above prior to such reduction and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 3(a) above.

                   (e)    Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3(d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and the Company.

                   (f)     Any Offered Securities not acquired by the Investors or other persons in accordance with Section 3(c) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

                   (g)    The rights of the Investors under this Section 3 shall not apply to:

(i) Common Stock issued as a stock dividend to holders of Common Stock or Series A Preferred Stock or upon any subdivision or combination of shares of Common Stock or Series A Preferred Stock;

(ii) the issuance of any shares of Common Stock upon conversion of shares of Series A Preferred Stock or upon conversion, exercise or exchange of any other securities of the Company issued in compliance with this Section 3;

(iii) (A) the issuance of shares of Common Stock or other equity securities issuable upon exercise of warrants or options issued by the Company or conversion of securities of the Company, in each case which warrants, options or securities are outstanding as of the date of this Agreement, (B) the issuance of Common Stock or the grant of options therefor to officers, directors, consultants or employees of the Company or any subsidiary pursuant to (1) any stock option, stock purchase, employee benefit or retirement or other plan approved by a vote of at least a majority of the board of directors of the Company or (2) any stock option, stock purchase, employee benefit or retirement or other plan existing as of the date of this Agreement, and (C) the issuance of shares of Common Stock pursuant to any dividend reinvestment plan approved by a vote of at least a majority of the board of directors of the Company;

(iv) securities issued solely in consideration for the acquisition, whether by merger or otherwise, by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other business;

(v) securities sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended;

(vi) securities issued or issuable to financial institutions or lessors in connection with commercial credit agreements, equipment financings or similar transactions; provided, however, that such transaction, and the issuance of shares in connection therewith, has been approved by a majority of the board of directors; or

(vii) securities issued or issuable in connection with strategic transactions involving the Company and other entities, including (a) joint ventures, and manufacturing, marketing or distribution arrangements or (b) technology transfer or development arrangements; provided, however, that such strategic transactions, and the issuance of shares in connection therewith, has been approved by a majority of the board of directors.

          4.      Termination. This Agreement shall terminate in its entirety on the earliest of (a) the date on which no shares of Series A Preferred Stock remain outstanding or (b) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise.

          5.      No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 8(f) hereof. Nothing in this Section 5 shall be construed as limiting the provisions of Section 4 or 8(f) hereof.

          6.      Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Shareholders or any transferee of the Shareholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be sold, pledged, or otherwise transferred except in accordance with the registration requirements of the Act or an exemption therefrom and, in each case, in compliance with applicable state securities laws.

The shares of stock represented by this certificate are subject to certain voting agreements and transfer restrictions as set forth in a Shareholders’ Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other shareholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company.”

          7.      Transfers.

                   (a)    General. Any transferee to whom Shares are transferred by a Shareholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Shareholder hereunder, and no Shareholder shall transfer any Shares unless the transferee agrees in writing to be bound by such voting obligations under this Agreement, provided, however, that the foregoing shall not apply to any sale or transfer pursuant to a registered public offering or in any open market transactions.

                   (b)    Investors. This Agreement, and the rights and obligations of each Investor, may be assigned by such Investor to

(i) any person or entity to which at least twenty-five (25%) of such Investor’s Shares are transferred by such Investor or

(ii) to any affiliate, partner or stockholder of such Investor; and such transferee shall be deemed an “Investor” for purposes of this Agreement; provided, however, that no transfer shall be made to any entity that is a competitor of the Company as determined in good faith by the board of directors of the Company; provided, further, that the transferor must provide written notice to the Company of such assignment and the transferee must agree in writing to be bound hereby.

                   (c)    Institutional Investors. Each Institutional Investor, as defined in Section 8(j), may assign this Agreement and its rights and obligations hereunder to any entity that may be considered an affiliate, as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, of such Institutional Investor and such affiliate of such Institutional Investor shall be deemed an “Investor” for purposes of this Agreement, and all such affiliates of such Institutional Investor may from time to time reassign their rights to other affiliates of such Institutional Investor; provided, however, that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

          8.      General.

                   (a)    Effectiveness. This Agreement shall be binding upon all parties as of the date hereof, provided, however, this agreement shall be of no force and effect upon termination of the Purchase Agreement or any of the Merger Agreements.

                   (b)    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                   (c)    Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Shareholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                   (d)    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia without reference to the conflicts of law provisions thereof.

                   (e)    Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

          If to the Company, at Synquest, Inc., 3500 Parkway Lane, Suite 555, Norcross, GA 30092, Attention: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the other parties hereto, with a copy to William G. Roche, Esq., c/o King & Spalding, 191 Peachtree Street, Atlanta, GA 30303; or

          If to an Investor, at his or its address set forth in Exhibit A hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Investor, with a copy to Keith F. Higgins, Esq. or Gregory E. Moore, Esq., c/o Ropes & Gray, One International Place, Boston, Massachusetts 02110.

          Any party may give any notice, request, consent or other communication under this Agreement using any other means, including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail, but no such notice, request, consent or other communication shall be deemed to have been duly delivered unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                   (f)    Complete Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) the Company, and (ii) Investors holding seventy-five percent (75%) of the voting power of the Shares then held by all of the Investors, giving effect to the conversion into Common Stock of all securities convertible thereunto, and any such amendment, modification, termination or waiver shall be binding on all parties hereto; provided, however, that the consent of the Company or any Investor shall not be required for any amendment, modification or termination of, or waiver under, any provision of this Agreement if such party is not adversely affected thereby.

          After the date of this Agreement, the parties acknowledge that person(s) or entities may become parties hereto as Investors through execution of a Joinder Agreement in the form attached hereto as Exhibit B; provided, however, that notice of the addition of any such party shall be promptly given to all other parties hereto. Upon execution of a Joinder Agreement, the Company may amend Exhibit A hereto to reflect such additional parties without the consent of the other parties hereto.

                   (g)    Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                   (h)    Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                   (i)     Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                   (j)     One Holder. For purposes of determining the number of Shares held by each Shareholder under this Agreement, (i) North Bridge Venture Partners IV-A, L.P. and North Bridge Venture Partners IV-B, L.P., and all affiliates thereof (collectively, “North Bridge”) shall be deemed to be one holder, (ii) Battery Ventures IV, L.P. and Battery Investment Partners IV LLC, and all affiliates thereof (collectively, “Battery”) shall be deemed to be one holder, (iii) Liberty Mutual Insurance Co., and all affiliates thereof (collectively, “Liberty Mutual”) shall be deemed to be one holder, (iv) Warburg, Pincus Investors, L.P., and all affiliates thereof (collectively, “Warburg Pincus”) shall be deemed to be one holder, (v) Venrock Associates, Venrock Associates II, L.P., Venrock Associates III, L.P. and Venrock Entrepreneurs Fund, L.P. and all affiliates thereof (collectively, “Venrock”) shall be deemed to be one holder, (vi) Ticonderoga E-Services Fund II, L.P. and all affiliates thereof (collectively, “Ticonderoga Capital”) shall be deemed to be one holder, and (vii) Lucent Venture Partners I LLC, and all affiliates thereof (collectively, “Lucent Venture Partners”) shall be deemed to be one holder. Battery, Liberty Mutual, Warburg Pincus, Ticonderoga Capital, Venrock, Lucent Venture Partners, North Bridge and any other Investor designated as such in its Joinder Agreement are sometimes referred to herein as the “Institutional Investors” and each as an “Institutional Investor”.

                   (k)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SHAREHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first written above.

COMPANY:

SYNQUEST, INC.

By:	/s/ Timothy M. Harvey

Timothy M. Harvey
President

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SHAREHOLDERS AGREEMENT

INVESTORS:

VENROCK ASSOCIATES

By:	/s/ David R. Hathaway

David R. Hathaway
General Partner

VENROCK ASSOCIATES II, L.P.

By:	/s/ David R. Hathaway

David R. Hathaway
General Partner

VENROCK ASSOCIATES III, L.P.

By: Venrock Management III LLC
Its: General Partner

By:	/s/ David R. Hathaway

David R. Hathaway
Member

VENROCK ENTREPRENEURS FUND, L.P.

By: Venrock Management, LLC
Its: General Partner

By:	/s/ David R. Hathaway

David R. Hathaway
Member

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SHAREHOLDERS AGREEMENT

NORTH BRIDGE VENTURE PARTNERS IV-A, L.P.
NORTH BRIDGE VENTURE PARTNERS IV-B, L.P.

By:	North Bridge Venture Management IV, L.P.,

as General Partner for each of the foregoing entities

By:	/s/ W. J. Geary

W. J. Geary
General Partner

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Ronald D. Ulich

Ronald D. Ulich
Vice President

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SHAREHOLDERS AGREEMENT

BATTERY VENTURES IV, L.P.
By: Battery Partners IV, LLC

By:	/s/ Oliver D. Curme

Oliver D. Curme
Member Manager

BATTERY INVESTMENT PARTNERS IV LLC
By: Battery Partners IV, LLC

By:	/s/ Oliver D. Curme

Oliver D. Curme
Member Manager

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SHAREHOLDERS AGREEMENT

WARBURG, PINCUS INVESTORS, L.P.
By: Warburg, Pincus & Co.,
General Partner

By:	/s/ Henry Kressel

Henry Kressel
Senior Managing Director

TICONDEROGA E-SERVICES FUND II, L.P.

By:	Ticonderoga e-Services Associates II, LLC,

its General Partner

By:	/s/ James E. Vandervelden

James E. Vandervelden
Member

/s/ C. J. Simpson

C.J. Simpson

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SHAREHOLDERS AGREEMENT

LUCENT VENTURE PARTNERS I LLC

By:	/s/ Peter Rokkos

Peter Rokkos
Vice President

EXHIBIT A

Investors

VENROCK ASSOCIATES,

VENROCK ASSOCIATES II, L.P.,
VENROCK ASSOCIATES III, L.P.,
VENROCK ENTREPRENEURS FUND, L.P.
c/o Venrock Associates
30 Rockefeller Plaza, Room 5508
New York, NY 10112

NORTH BRIDGE VENTURE PARTNERS IV-A, L.P.,

NORTH BRIDGE VENTURE PARTNERS IV-B, L.P.
c/o North Bridge Venture Partners
950 Winter Street, Suite 4600
Waltham, MA 02451

BATTERY VENTURES IV, L.P.,

BATTERY INVESTMENT PARTNERS IV LLC
c/o Battery Ventures
20 William Street, Suite 200
Wellesley, MA 02481

LIBERTY MUTUAL INSURANCE COMPANY

175 Berkeley Street, 9A
Boston, MA 02117

WARBURG, PINCUS INVESTORS, L.P.

c/o Warburg Pincus
466 Lexington Avenue
New York, NY 10017-3147

TICONDEROGA E-SERVICES FUND II, L.P.

c/o Ticonderoga Capital
20 William Street
Suite G40
Wellesley, MA 02481

C.J. SIMPSON

3475 Piedmont Road
Suite 1700
Atlanta, GA 30305

LUCENT VENTURE PARTNERS I LLC

3180 Porter Drive, Suite D
Palo Alto, CA 94304

EXHIBIT B

Form of Joinder Agreement

          The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Shareholders Agreement (the “Agreement”) dated as of August      , 2002 by and among SynQuest, Inc., a Georgia corporation, (the “Company”) and the other parties named therein, and for all purposes of the Agreement, the undersigned shall be included within the term “Shareholder” and, if applicable, the term “Investor”, each as defined in the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:

Fax:

By:

Name: